UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 7, 2006

                             Sharps Compliance Corp.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    000-22390                  74-2657168
(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)

   9350 Kirby Drive, Suite 300, Houston, Texas              77054
     (Address of Principal Executive Offices)            (Zip Code)



       Registrant's telephone number, including area code: (713) 432-0300



                               TABLE OF CONTENTS
                               -----------------

Item 2.02. Disclosure of Results of Operations and Financial Condition
----------------------------------------------------------------------
Item 9.01. Financial Statements and Exhibits
--------------------------------------------
SIGNATURE
---------
INDEX TO EXHIBITS
-----------------
Press Release
-------------

Item 2.02. Disclosure of Results of Operations and Financial Condition

On August 7, 2006, the Company announced its results of operations for the fourth quarter and year ended June 30, 2006. A copy of the earnings release is attached as Exhibit 99.1.

The information in this Current Report is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Act of 1934, as amended, and Section 11 of the Securities Act of 1933, as amended, or otherwise subject to the liabilities of those sections. This Current Report will not be deemed an admission by the Company as to the materiality of any information in this report that is not required to be disclosed solely by Item 12. The Company does not undertake a duty to update the information in this Current Report and cautions that the information included in this Current Report is current only as of August 7, 2006 and may change thereafter.


Item 9.01. Financial Information, Pro Forma Financial Information and Exhibits


(a)  Financial Information
     Not applicable.

(b)  Pro Forma Financial Information
     Not applicable.

(c)  Exhibits

     Exhibit         Description

     99.1            Press Release, dated August 7, 2006



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


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.


                         SHARPS COMPLIANCE CORP.

DATE: August 7, 2006     By:    /s/  DAVID P. TUSA
                                ------------------------------------------------
                                Name:  David P. Tusa
                                Title: Executive Vice President, Chief Financial
                                       Officer and Business Development


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


                                INDEX TO EXHIBITS


Exhibit                Description
Number

99.1         Press Release, dated August 7, 2006



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